UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On November 15, 2013, Quicksilver Resources Inc. (the “Company”), Quicksilver Canada Inc., the U.S. lenders party thereto, the Canadian lenders party thereto, JPMorgan Chase Bank, N.A., as global administrative agent and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent entered into an Omnibus Amendment (the “Amendment”) to the (i) amended and restated U.S. senior secured revolving credit facility dated as of December 22, 2011 (the “U.S. First Lien Credit Agreement”) and (ii) amended and restated Canadian senior secured revolving credit facility dated as of December 22, 2011 (the “Canadian First Lien Credit Agreement” and, together with the U.S. First Lien Credit Agreement, the “Combined Credit Agreements”). The Amendment amended the terms of the Combined Credit Agreements to:

•	Maintain the global borrowing base at $350,000,000; and

•	Amend the minimum required interest coverage ratio in the fourth quarter of 2013 through the second quarter of 2014 to 1.10, such that the interest coverage requirements are now as follows:

Period	Interest Coverage Ratio	Period	Interest Coverage Ratio
Q4 2013	1.10	Q2 2015	1.15
Q1 2014	1.10	Q3 2015	1.15
Q2 2014	1.10	Q4 2015	1.20
Q3 2014	1.10	Q1 2016	1.50
Q4 2014	1.10	Q2 2016	2.00
Q1 2015	1.10
The above description is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Certain of the parties to the Amendment and their respective affiliates have, from time to time, performed, and may in the future perform, various financial, advisory, commercial banking and investment banking services for the Company and the Company’s affiliates in the ordinary course of business for fees and expenses.
On November 18, 2013, the Company issued a press release announcing the Amendment, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Omnibus Amendment No. 6 to Combined Credit Agreements, dated as of November 15, 2013, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc. and the agents and lenders identified therein
99.1	Press release dated November 18, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Regan
John C. Regan
Senior Vice President – Chief Financial Officer and Chief Accounting Officer

Date: November 18, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Omnibus Amendment No. 6 to Combined Credit Agreements, dated as of November 15, 2013, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc. and the agents and lenders identified therein
99.1	Press release dated November 18, 2013